UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023

Techpoint, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55843	80-0806545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 N. First Street, #550 San Jose, CA	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including, Area Code: (408)324-0588

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Japanese Depositary Shares, each representing one share of Common Stock,$0.0001 par value per share	M-6697	Tokyo Stock Exchange (Growth Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2023, Arthur Nguyen, the Chief Financial Officer of Techpoint, Inc. (the “Company”), notified the Company of his decision to retire as Chief Financial Officer of the Company, to be effective on December 31, 2023.

On December 12, 2023, the Board of Directors of the Company (the “Board”) appointed Michelle P. Ho, currently the Company’s Controller, to serve as the Company’s Interim Chief Financial Officer, to be effective on January 1, 2024.

Ms. Ho, 51, has served as the Company’s Controller since June 2021. From April 2019 to May 2021, she served as the Company’s Accounting Manager. Prior to that, from July 2017 to April 2019, Ms. Ho served as Accounting Manager of International/Cost Accounting at Restoration Robotics, Inc. (Nasdaq: HAIR), a medical device company. From May 2013 to July 2017, she served as Accounting Manager and Senior Accountant at Tria Beauty, Inc., a skincare technologies company. Ms. Ho holds a B.S. in accounting from University of Pheonix and A.A. in business and accounting from Pasadena City College.

The selection of Ms. Ho as Interim Chief Financial Officer of the Company was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Ms. Ho and any director or executive officer of the Company, and there are no transactions between Ms. Ho and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Pursuant to an offer letter (the “Offer Letter”), Ms. Ho will receive an annualized base salary of $170,016 and will be eligible to receive 18,750 restricted stock units of the Company under the Company’s 2017 Stock Plan, which would vest quarterly over five years. In addition, Ms. Ho is eligible to participate in the Company’s employee benefits programs. Ms. Ho will also enter into the Company’s standard form of Indemnification Agreement for directors and executive officers.

The preceding description of the Offer Letter is qualified in its entirety by reference to such agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1#	Offer Letter, dated December 13, 2023, between the Company and Michelle P. Ho.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

# Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Techpoint, Inc.

Date: December 14, 2023	By:	/s/ Fumihiro Kozato
Fumihiro Kozato
President and Chief Executive Officer (Principal Executive Officer)